                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                         STRATTEC SECURITY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                   Registrant
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                                [STRATTEC LOGO]

                         STRATTEC SECURITY CORPORATION
                            3333 WEST GOOD HOPE ROAD
                           MILWAUKEE, WISCONSIN 53209

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The Annual Meeting of Shareholders of STRATTEC SECURITY CORPORATION, a Wisconsin corporation (the "Corporation"), will be held at the Manchester East Hotel, 7065 North Port Washington Road, Milwaukee, Wisconsin 53217, on Tuesday, October 23, 2001, at 2 p.m. local time, for the following purposes:

     1. To elect one director to serve for a three-year term.

     2. To take action with respect to any other matters that may be properly brought before the meeting and that might be considered by the shareholders of a Wisconsin corporation at their annual meeting.

By order of the Board of Directors

Milwaukee, Wisconsin
September 7, 2001
                                          PATRICK J. HANSEN,
                                          Secretary

     SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON AUGUST 21, 2001 ARE ENTITLED TO VOTE AT THE MEETING. YOUR VOTE IS IMPORTANT TO ENSURE THAT A MAJORITY OF THE STOCK IS REPRESENTED. PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU LATER FIND THAT YOU MAY BE PRESENT AT THE MEETING OR FOR ANY OTHER REASON DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS VOTED.

                                [STRATTEC LOGO]

                         STRATTEC SECURITY CORPORATION
                            3333 WEST GOOD HOPE ROAD
                           MILWAUKEE, WISCONSIN 53209

          PROXY STATEMENT FOR THE 2001 ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 23, 2001

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of STRATTEC SECURITY CORPORATION of proxies, in the accompanying form, to be used at the Annual Meeting of Shareholders of the Corporation to be held on October 23, 2001 and any adjournments thereof. Only shareholders of record at the close of business on August 21, 2001 will be entitled to notice of and to vote at the meeting. The shares represented by each valid proxy received in time will be voted at the meeting and, if a choice is specified in the proxy, it will be voted in accordance with that specification. If no instructions are specified in a signed proxy returned to the Corporation, the shares represented thereby will be voted in FAVOR of the election of the director listed in the enclosed proxy. Shareholders may revoke proxies at any time to the extent they have not been exercised. The cost of solicitation of proxies will be borne by the Corporation. Solicitation will be made primarily by use of the mails; however, some solicitation may be made by employees of the Corporation, without additional compensation therefor, by telephone, by facsimile or in person. On the record date, the Corporation had outstanding 4,100,463 shares of $.01 par value common stock ("Common Stock") entitled to one vote per share.

     A majority of the votes entitled to be cast with respect to each matter submitted to the shareholders, represented either in person or by proxy, shall constitute a quorum with respect to such matter. The election of the director requires the affirmative vote of a plurality of the shares represented at the meeting. Abstentions and broker non-votes (i.e., shares held by brokers in street name, voting on certain matters due to discretionary authority or instructions from the beneficial owners but not voting on other matters due to lack of authority to vote on such matters without instructions from the beneficial owner) will count toward the quorum requirement and will not count toward the determination of whether such director is elected. The Inspector of Election appointed by the Board of Directors will count the votes and ballots.

     The Corporation's principal executive offices are located at 3333 West Good Hope Road, Milwaukee, Wisconsin 53209. It is expected that this Proxy Statement and the form of Proxy will be mailed to shareholders on or about September 7, 2001.

                             ELECTION OF DIRECTORS

     The Board of Directors of the Corporation is divided into three classes, with the term of office of each class ending in successive years. One director is to be elected at the Annual Meeting, to serve for a term of three years expiring in 2004, and four directors will continue to serve for the terms designated in the following schedule. As indicated below, the individual nominated by the Board of Directors is an incumbent director. The Corporation anticipates that the nominee listed in this Proxy Statement will be a candidate when the election is held. However, if for any reason the nominee is not a candidate at that time, proxies will be voted for a substitute nominee designated by the Corporation (except where a proxy withholds authority with respect to the election of the director).

                                                                           DIRECTOR
NAME, PRINCIPAL OCCUPATION FOR PAST FIVE YEARS AND DIRECTORSHIPS    AGE     SINCE
----------------------------------------------------------------    ---    --------
NOMINEE FOR ELECTION AT THE ANNUAL MEETING (CLASS OF 2004):
FRANK J. KREJCI...............................................      51       1995
President of Wisconsin Furniture, LLC (a manufacturer of custom furniture) since June 1996.
INCUMBENT DIRECTORS (CLASS OF 2002):
MICHAEL J. KOSS...............................................      47       1995
President and Chief Executive Officer of Koss Corporation
(manufacturer and marketer of high fidelity stereophones for the international consumer electronics market) since 1989. Director of Koss Corporation
JOHN G. CAHILL................................................      44       1995
President and Chief Operating Officer of the Corporation since
February 1999. Executive Vice President, Chief Financial
Officer, Treasurer and Secretary of the Corporation from 1994 to
February 1999.
INCUMBENT DIRECTORS (CLASS OF 2003)
HAROLD M. STRATTON II.........................................      53       1994
Chairman of the Board and Chief Executive Officer of the
Corporation since February 1999. President and Chief Executive
Officer of the Corporation from 1994 to February 1999. Director of Smith Investment Company.
ROBERT FEITLER................................................      70       1995
Chairman of the Executive Committee of the Board of Directors of
Weyco Group, Inc. (manufacturer, purchaser and distributor of men's footwear) since April 1996. Director of Weyco Group, Inc.
and Trustee of ABN AMRO Funds

DIRECTORS' MEETINGS AND COMMITTEES

     The Board of Directors has an Audit Committee and a Compensation Committee. The Board's Audit Committee is comprised of Messrs. Koss (Chairman), Feitler and Krejci. The Audit Committee makes recommendations to the Board of Directors regarding the engagement of independent public accountants to audit the books and accounts of the Corporation and reviews with such accountants the audited financial statements and their reports thereon. The Audit Committee also consults with the independent public accountants with respect to the annual audit scope and plan of audit and with respect to the adequacy of the

Corporation's internal controls and accounting procedures. The Audit Committee met two times during fiscal 2001.

     The Board's Compensation Committee is comprised of Messrs. Feitler (Chairman), Koss and Krejci. The Compensation Committee, in addition to such other duties as may be specified by the Board of Directors, reviews the compensation and benefits of senior managers and makes appropriate recommendations to the Board of Directors, administers the Corporation's Economic Value Added Plan for Executive Officers and Senior Managers, administers the STRATTEC SECURITY CORPORATION Stock Incentive Plan and prepares on an annual basis a report on executive compensation. The Compensation Committee met once during fiscal 2001.

     The Board of Directors held four meetings in fiscal 2001, and all of the directors attended all of the meetings of the Board of Directors and the committees thereof on which they served.

FEES OF INDEPENDENT AUDITORS

     Audit Fees. Arthur Andersen LLP billed the Corporation $70,000 in fees for professional services rendered for the audit of the Corporation's financial statements for the fiscal year ended July 1, 2001, and for the review of the interim financial statements in the Corporation's Quarterly Reports on Form 10-Q during the fiscal year ended July 1, 2001.

     Financial Information Systems Design and Implementation Fees. Arthur Andersen LLP did not render any professional services to the Corporation for information technology services or advice during the fiscal year ended July 1, 2001.

     All Other Fees. Arthur Andersen LLP billed the Corporation $87,000 in fees for all other professional services, which consisted primarily of tax-related services, rendered to the Corporation during the fiscal year ended July 1, 2001.

     The Audit Committee of the Board of Directors of the Corporation considered that the provision of the services and the payment of the fees described above are compatible with maintaining the independence of Arthur Andersen LLP.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee is comprised of three members of the Corporation's Board of Directors. Each member of the Audit Committee is independent as defined in Rule 4200(a)(14) for the listing standards of the Nasdaq Stock Market. The duties and responsibilities of the Audit Committee are set forth in the Audit Committee Charter, which has been adopted by the Board of Directors. A copy of the Audit Committee Charter is attached as Annex A to this Proxy Statement.

     The Audit Committee has:

     - reviewed and discussed the Corporation's audited financial statements for the fiscal year ended July 1, 2001, with the Corporation's management and with the Corporation's independent auditors;

     - discussed with the Corporation's independent auditors the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards); and

     - received and discussed the written disclosures and the letter from the Corporation's independent auditors required by Independence Standards Board Statement No. 1 (Independence discussions with Audit Committees).

     Based on such review and discussions with management and the independent auditors, the Audit Committee recommended that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended July 1, 2001, for filing with the Securities and Exchange Commission (the "Commission").
                                          AUDIT COMMITTEE:
                                          Michael J. Koss -- Chairman
                                          Robert Feitler
                                          Frank J. Krejci

COMPENSATION OF DIRECTORS

     Each nonemployee director of the Corporation receives an annual retainer fee of $8,000, a fee of $750 for each Board meeting attended and a fee of $500 for each committee meeting attended. Effective June 30, 1997, the Corporation implemented an Economic Value Added Plan for Non-Employee Members of the Board of Directors (the "Director EVA* Plan"). The purpose of the Director EVA Plan is to maximize long-term shareholder value by providing incentive compensation to nonemployee directors in a form which relates the financial reward to an increase in the value of the Corporation to its shareholders and to enhance the Corporation's ability to attract and retain outstanding individuals to serve as nonemployee directors of the Corporation. The Director EVA Plan provides for the payment of a potential cash bonus to each nonemployee director equal to the product of (a) 40% of the director's retainer and meeting fees for the fiscal year, multiplied by (b) a Company Performance Factor. In general, the Company Performance Factor is determined by reference to the financial performance of the Corporation relative to a targeted cash-based return on capital, which is intended to approximate the Corporation's weighted cost of capital (which was 12% for fiscal 2001). For fiscal 2001, Messrs. Feitler, Koss and Krejci did not receive a cash bonus pursuant to the Director EVA Plan.

-------------------------
* EVA is a registered trademark of Stern, Stewart & Co.

                               SECURITY OWNERSHIP

     The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of August 1, 2001 by (i) each director and named executive officer (as defined below), (ii) all directors and executive officers as a group, and (iii) each person or other entity known by the Corporation to beneficially own more than 5% of the outstanding Common Stock.

                                                                      NATURE OF BENEFICIAL OWNERSHIP
                                                        -----------------------------------------------------------
                              TOTAL NUMBER                 SOLE         SOLE        SHARED       SHARED      SOLE
                               OF SHARES                VOTING AND   VOTING OR    VOTING AND   VOTING OR    VOTING
                              BENEFICIALLY   PERCENT    INVESTMENT   INVESTMENT   INVESTMENT   INVESTMENT    POWER
 NAME OF BENEFICIAL OWNER       OWNED(1)     OF CLASS     POWER        POWER        POWER        POWER      ONLY(2)
 ------------------------     ------------   --------   ----------   ----------   ----------   ----------   -------
FMR Corp.(3)..............      546,500        13.5       16,300      530,200           --           --        --
PRIMECAP Management
  Company(4)..............      402,700        10.0      182,700      220,000           --           --        --
The State of Wisconsin
  Investment Board(5).....      415,600        10.3      415,600           --           --           --        --
T. Rowe Price Associates,
  Inc.(6).................      582,400        14.4       85,400      497,000           --           --        --
Wellington Management
  Company, LLP(7).........      255,000         6.3           --           --      156,100       98,900        --
John G. Cahill............       68,686         1.7          475           --           --           --        11
Robert Feitler............       15,000           *       15,000           --           --           --        --
Michael J. Koss...........        1,000           *        1,000           --           --           --        --
Frank Krejci..............           40           *           40           --           --           --        --
Harold M. Stratton II.....      220,288         5.2       37,983(8)        --       10,100(8)       169(8)     22
Michael R. Elliott........       34,751           *       13,822           --           --           --        30
Donald J. Harrod..........       20,000           *           --           --           --           --        --
Gerald L. Peebles.........       13,834           *           --           --           --           --       193
All directors and
  executive officers as a
  group (10 persons)......      390,685         9.0       68,320           --       10,100          169       256

-------------------------
 *  Less than 1%.

(1) Includes the rights of the following persons to acquire shares pursuant to the exercise of currently vested stock options: Mr. Cahill -- 68,200 shares; Mr. Stratton -- 172,014 shares; Mr. Elliott -- 20,899 shares; Mr.
    Harrod -- 20,000 shares; Mr. Peebles -- 13,641 shares; and all directors and executive officers as a group -- 311,840 shares.

(2) All shares are held in the Employee Savings and Investment Plan Trust.

(3) FMR Corp. ("FMR"), 82 Devonshire Street, Boston, Massachusetts 02109, filed a Schedule 13G dated February 12, 1999, as amended by a Schedule 13G/A dated February 14, 2000, a Schedule 13G/A dated March 10, 2000 and a Schedule 13G/A dated February 14, 2001, reporting that as of February 14, 2001 it was the beneficial owner of 546,500 shares of Common Stock. The shares of Common Stock beneficially owned by FMR include 16,300 shares as to which FMR has sole voting and investment power and 530,200 shares to which FMR has sole investment power.

(4) PRIMECAP Management Company ("PRIMECAP"), 225 South Lake Avenue, Suite 400, Pasadena, California 91101-3005, filed a Schedule 13G dated June 17, 1999, as amended by a Schedule 13G/A dated April 7, 2000 and a Schedule 13G/A dated March 9, 2001, reporting that as of March 9, 2001 it was the beneficial owner of 402,700 shares of Common Stock. The shares of Common Stock beneficially owned by PRIMECAP include 182,700 shares as to which PRIMECAP has sole voting and investment power, and 220,000 shares as to which PRIMECAP has sole investment power.

(5) The State of Wisconsin Investment Board, P.O. Box 7842, 121 East Wilson Street, Madison, Wisconsin 53707, filed a Schedule 13G dated February 6, 1996, as amended by a Schedule 13G/A dated January 21, 1997, a Schedule 13G/A dated January 20, 1998, a Schedule 13G/A dated February 2, 1999, a
    Schedule 13G/A dated February 9, 2000, a Schedule 13G/A dated February 9, 2001 and a Schedule 13G/A dated June 8, 2001, reporting that as of June 8, 2001 it was the beneficial owner of 415,600 shares of Common Stock, with sole voting and investment power as to all of such shares.

(6) T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, filed a Schedule 13G/A dated February 9, 2000, as amended by a Schedule 13G/A dated April 7, 2000 and a Schedule 13G/A dated February 12, 2001, reporting that as of February 12, 2001 it was the beneficial owner of 582,400 shares of Common Stock. The shares of Common Stock beneficially owned by T. Rowe Price include 85,400 shares as to which
    T. Rowe Price has sole voting and investment power and 497,000 shares as to which T. Rowe Price has sole investment power.

(7) Wellington Management Company, LLP ("Wellington"), 75 State Street, Boston, Massachusetts 02109, filed a Schedule 13G dated February 13, 2001, reporting that as of February 13, 2001 it was the beneficial owner of 255,000 shares of Common Stock. The shares of Common Stock beneficially owned by Wellington include 156,100 shares as to which Wellington has shared voting and investment power, and 98,900 shares as to which Wellington has shared investment power.

(8) Includes 10,100 shares held in trusts as to which Mr. Stratton is co-trustee and beneficiary, 169 shares owned by Mr. Stratton's spouse and 1,479 shares as to which Mr. Stratton is custodian on behalf of his children.

     The above beneficial ownership information is based on information furnished by the specified persons and is determined in accordance with Rule 13d-3, as required for purposes of this Proxy Statement. It is not necessarily to be construed as an admission of beneficial ownership for other purposes.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Corporation's directors and executive officers, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file with the Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of the Corporation's equity securities. The rules promulgated by the Commission under section 16(a) of the Exchange Act require those persons to furnish the Corporation with copies of all reports filed with the Commission pursuant to section 16(a). Based solely upon a review of such forms actually furnished to the Corporation, and written representations of certain of the Corporation's directors and executive officers that no forms were required to be filed, all directors, executive officers and 10% shareholders have filed with the Commission on a timely basis all reports required to be filed under section 16(a) of the Exchange Act.

                               PERFORMANCE GRAPH

     The chart below shows a comparison of the cumulative return since June 28, 1996 had $100 been invested at the close of business on June 28, 1996 in each of the Common Stock, the Nasdaq Composite Index (all issuers), and the Dow Jones U.S. Automobiles & Parts Index.

                      CUMULATIVE TOTAL RETURN COMPARISON*
                    THE CORPORATION VERSUS PUBLISHED INDICES
   (NASDAQ COMPOSITE INDEX AND THE DOW JONES U.S. AUTOMOBILES & PARTS INDEX) [BAR GRAPH]

                                                                                                             DOW JONES U.S.
                                                                                                           AUTOMOBILES & PARTS
                                                    THE CORPORATION**        NASDAQ COMPOSITE INDEX             INDEX***
                                                    -----------------        ----------------------        -------------------
6/28/96                                                  100.00                      100.00                      100.00
6/27/97                                                  117.00                      121.00                      118.00
6/26/98                                                  172.00                      158.00                      191.00
6/25/99                                                  203.00                      215.00                      191.00
6/30/00                                                  183.00                      335.00                      159.00
6/29/01                                                  196.00                      182.00                      181.00

  * Total return assumes reinvestment of dividends.

 ** The closing price of the Common Stock on June 28, 1996 was $17.75, the closing price on June 27, 1997 was $20.75, the closing price on June 26, 1998 was $30.47, the closing price on June 25, 1999 was $36.00, the closing price on June 30, 2000 was $32.50 and the closing price on June 29, 2001 was $34.72.

*** During 2001, Dow Jones discontinued its Auto Parts and Equipment Index, which the Corporation used in its performance graph in prior years. Therefore, for the above performance graph, the Corporation utilized a new index, the Dow Jones U.S. Automobiles & Parts Index.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Corporation's Compensation Committee (the "Committee"), which is comprised of three outside directors of the Corporation, is responsible for considering and approving compensation arrangements for senior management of the Corporation, including the Corporation's executive officers and the chief executive officer. The objectives of the Committee in establishing compensation arrangements for senior management are to: (i) attract and retain key executives who are important to the continued success of the Corporation; and (ii) provide strong financial incentives, at reasonable cost to the shareholders, for senior management to enhance the value of the shareholders' investment.

     The primary components of the Corporation's executive compensation program are (i) base salary, (ii) incentive compensation bonuses and (iii) stock options.

     The Committee believes that:

     - The Corporation's incentive plans provide strong incentives for management to increase shareholder value;

     - The Corporation's pay levels are appropriately targeted to attract and retain key executives; and

     - The Corporation's total compensation program is a cost-effective strategy to increase shareholder value.

BASE SALARIES

     Executive officers' base salaries are reviewed annually by the Committee, based on level of responsibility and individual performance. It is the Corporation's objective that base salary levels, in the aggregate, be at competitive salary levels. In fixing competitive base salary levels, the Committee used a survey of a broad group of domestic industrial organizations from all segments of industry. From this survey, the Committee determined a competitive salary level for fiscal 2001 for each executive officer position near the average derived from the survey for positions with similar responsibilities at companies with a similar level of sales, also taking into account additional factors such as the executive officer's performance. Because the survey was based on industry-wide studies, the companies in the survey do not correspond to the companies that make up the Dow Jones U.S. Automobile & Parts Index, which is used by the Corporation as the published industry index for comparison in the Performance Graph on page 7.

INCENTIVE BONUSES

     The Corporation maintains an Economic Value Added ("EVA") Plan for Executive Officers and Senior Managers (the "EVA Plan"), the purpose of which is to provide incentive compensation to certain key employees, including all executive officers, in a form which relates the financial reward to an increase in the value of the Corporation to its shareholders. In general, EVA is the net operating profit after taxes, less a capital charge. The capital charge is intended to represent the return expected by the providers of the Corporation's capital. The Corporation believes that EVA improvement is the financial performance measure most closely correlated with increases in shareholder value.

     For fiscal 2001, the amount of bonus which a participant was entitled to earn was derived from a Company Performance Factor and from an Individual Performance Factor. The Company Performance Factor was determined by reference to the financial performance of the Corporation relative to a targeted cash-based return on capital established by the Committee, which is intended to approximate the

Corporation's weighted cost of capital. The Individual Performance Factor was determined by reference to the level of attainment of certain quantifiable and non-quantifiable company or individual goals which contribute to increasing the value of the Corporation to its shareholders. Individual Target Incentive Awards under the EVA Plan range from 75% of base compensation for the Chairman of the Board and Chief Executive Officer to 35% of base compensation for other officers for fiscal 2001. Mr. Stratton's fiscal 2001 bonus equals 56% of his Target Incentive Award.

     The EVA Plan provides the powerful incentive of an uncapped bonus opportunity, but also uses a "Bonus Bank" to ensure that significant EVA improvements are sustained before significant bonus awards are paid out. The Bonus Bank feature applies to those participants determined by the Committee to be "Executive Officers" under the EVA Plan. All of the named executive officers have been designated Executive Officers for fiscal 2001. Each year, any accrued bonus in excess of 125% of the target bonus award is added to the outstanding Bonus Bank balance. The bonus paid is equal to the accrued bonus for the year, up to a maximum of 125% of the target bonus, plus 33% of the Bonus Bank balance at the end of the year. Thus, significant EVA improvements must be sustained for several years to ensure full payout of the accrued bonus. A Bonus Bank account is considered "at risk" in the sense that in any year the accrued bonus is negative, the negative bonus amount is subtracted from the outstanding Bonus Bank balance. In the event the outstanding Bonus Bank balance at the beginning of the year is negative, the bonus paid is limited to the accrued bonus up to a maximum of 75% of the target bonus. The executive is not expected to repay negative balances. On termination of employment due to death, disability or retirement or by the Corporation without cause, any positive available balance in the Bonus Bank will be paid to the terminating executive or his designated beneficiary or estate. Executive officers who voluntarily leave to accept employment elsewhere or who are terminated for cause will forfeit any positive available balance. The executive is not expected to repay negative balances upon termination or retirement.

STOCK INCENTIVE PLAN

     In 1994, the Corporation established the STRATTEC SECURITY CORPORATION Stock Incentive Plan ("Incentive Plan"). The Incentive Plan authorizes the Committee to grant to officers and other key employees stock incentive awards in the form of one or any combination of the following: stock options, stock appreciation rights, deferred stock, restricted stock and stock purchase rights. During fiscal 2001, the Committee granted options to purchase Common Stock to the executives as shown in the Summary Compensation Table.

     On August 21, 2001, after publication of financial results for fiscal 2001, the Committee granted leveraged stock options (LSOs) to 18 key employees, including options to purchase 13,620 shares to Mr. Stratton, options to purchase 20,150 shares to Mr. Cahill, options to purchase 4,240 shares to Mr. Elliott, options to purchase 6,440 shares to Mr. Peebles and options to purchase 5,300 shares to Mr. Harrod, based on the amount of incentive bonus under the EVA Plan earned for fiscal 2001. The method of calculating the number of options granted to each executive, and the method of determining their exercise price, is set forth in the EVA Plan and Incentive Plan. These leveraged stock options have an exercise price of $45.44 per share and provide a form of option grant that simulates a stock purchase with 10:1 leverage. The number of leveraged options granted to Mr. Stratton for fiscal 2001 was determined in the manner described and was based on his incentive bonus for fiscal 2001.

     The maximum aggregate number of LSOs to be granted each year is 80,000. If the Total Bonus Payout under EVA produces more than 80,000 LSOs in any year, LSOs granted for that year will be reduced pro-rata based on proportionate Total Bonus Payouts under the EVA Plan. The amount of any such reduction shall be carried forward to subsequent years and invested in LSOs to the extent the annual limitation is not exceeded in such years.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The compensation awarded to Mr. Stratton reflects the basic philosophy generally discussed above that compensation be based on Corporation and individual performance.

     The Committee determined Mr. Stratton's base salary for fiscal 2001 based on the compensation survey and annual review described above. With respect to the EVA Plan and the Stock Incentive Plan, Mr. Stratton's awards for fiscal 2001 were determined in the same manner as for all other participants in these plans.

                                          COMPENSATION COMMITTEE:
                                          Robert Feitler -- Chairman
                                          Michael J. Koss
                                          Frank J. Krejci

                             EXECUTIVE COMPENSATION

CASH COMPENSATION

     The table which follows sets forth certain information for the years indicated below concerning the compensation paid by the Corporation to the Corporation's Chief Executive Officer and the four other most highly compensated executive officers in fiscal 2001 (collectively, the "named executive officers"):

                           SUMMARY COMPENSATION TABLE

                                                                   LONG-TERM COMPENSATION
                                                            -------------------------------------
                                            ANNUAL                 AWARDS              PAYOUTS
                                       COMPENSATION(1)      ---------------------   -------------
         NAME AND           FISCAL   --------------------   SECURITIES UNDERLYING       LTIP           ALL OTHER
    PRINCIPAL POSITION       YEAR    SALARY($)   BONUS($)    OPTIONS/SARS(#)(2)     PAYOUTS($)(3)   COMPENSATION($)
    ------------------      ------   ---------   --------   ---------------------   -------------   ---------------
Harold M. Stratton II,....   2001     277,008     53,809            13,620             62,250          5,769(4)
Chairman of the Board and    2000     260,016    243,765            23,095             93,375          6,128(4)
Chief Executive Officer      1999     240,000    207,500            25,550             61,571          6,127(4)
John G. Cahill,...........   2001     250,008     79,628            20,150             48,450          5,520(5)
President and Chief          2000     234,000    190,125            18,660             72,675          5,477(5)
Operating Officer            1999     202,500    143,750            17,613             42,089          6,273(5)
Gerald L. Peebles,........   2001     135,500     25,467             6,440             13,964          4,500(6)
Vice President-General       2000     128,500     56,219             5,195             20,946          5,106(6)
Manager, Strattec de
  Mexico                     1999     120,958     52,919             6,364             14,441          4,876(6)
Michael R. Elliott,.......   2001     143,000     16,742             4,240             13,553          3,868(7)
Vice President-Global        2000     137,000     59,938             5,345             20,330          4,091(7)
Market Development           1999     126,500     55,344             6,504             14,072          3,972(7)
Donald J. Harrod,.........   2001     131,500     20,918             5,300              9,401          5,979(9)
Vice President-              2000     124,500     54,469             4,930             14,101          5,850(9)
Engineering(8)               1999      81,593     32,402             3,720              5,573          3,003(9)

-------------------------
(1) Represents amounts earned and paid with respect to each fiscal year.

(2) For fiscal 1999, all amounts are leveraged stock options granted on August 24, 1999 based on executive performance for fiscal 1999. For fiscal 2000, all amounts are leveraged stock options granted on August 29, 2000 based on executive performance for fiscal 2000. For fiscal 2001, all amounts are leveraged stock options granted on August 21, 2001 based on executive performance for fiscal 2001.

(3) Reflects the portion of EVA Plan bonus bank balance paid with respect to each fiscal year. See "Compensation Committee Report on Executive Compensation."

(4) For fiscal 1999, includes $3,667 in matching contributions to the Corporation's Savings and Investment Plan (the "Plan") for the executive officer and includes $2,460 of taxable employer paid group term life insurance. For fiscal 2000, includes $5,100 in matching contributions to the Plan for the executive officer and includes $1,028 of taxable employer paid group term life insurance. For fiscal 2001, includes $5,355 in matching contributions to the Plan for the executive officer and includes $414 of taxable employer paid group term life insurance.

(5) For fiscal 1999, includes $5,561 in matching contributions to the Plan for the executive officer and includes $712 of taxable employer paid group term life insurance. For fiscal 2000, includes $5,085 in matching contributions to the Plan for the executive officer and includes $392 of taxable employer paid group term life insurance. For fiscal 2001, includes $5,340 in matching contributions to the Plan for the executive officer and includes $180 of taxable employer paid group term life insurance.

(6) For fiscal 1999, includes $3,158 in matching contributions to the Plan for the executive officer and includes $1,718 of taxable employer paid group term life insurance. For fiscal 2000, includes $4,103 in matching contributions to the Plan for the executive officer and includes $1,003 of taxable employer paid group term life insurance. For fiscal 2001, includes $3,726 in matching contributions to the Plan for the executive officer and includes $774 of taxable employer paid group term life insurance.

(7) For fiscal 1999, includes $3,568 in matching contributions to the Plan for the executive officer and includes $404 of taxable employer paid group term life insurance. For fiscal 2000, includes $3,810 in matching contributions to the Plan for the executive officer and includes $281 of taxable employer paid group term life insurance. For fiscal 2001, includes $3,598 in matching contributions to the Plan for the executive officer and includes $270 of taxable employer paid group term life insurance.

(8) Mr. Harrod was appointed as Vice President-Engineering of the Corporation in November 1998.

(9) For fiscal 1999, includes $2,228 in matching contributions to the Plan for the executive officer and includes $775 of taxable employer paid group term life insurance. For fiscal 2000, includes $4,874 in matching contributions to the Plan for the executive officer and includes $976 of taxable employer paid group term life insurance. For fiscal 2001, includes $5,205 in matching contributions to the Plan for the executive officer and includes $774 of taxable employer paid group term life insurance.

STOCK OPTIONS

     The Incentive Plan approved by shareholders provides for the granting of stock options with respect to Common Stock.

     The following tables set forth further information relating to stock options.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                               POTENTIAL
                                                                                            REALIZABLE VALUE
                                                                                               AT ASSUMED
                                                                                            ANNUAL RATES OF
                                                                                              STOCK PRICE
                                 NUMBER OF      % OF TOTAL                                    APPRECIATION
                                SECURITIES     OPTIONS/SARS                                    FOR OPTION
                                UNDERLYING      GRANTED TO    EXERCISE                        TERM ($)(2)
                               OPTIONS/SARS    EMPLOYEES IN    PRICE        EXPIRATION      ----------------
            NAME               GRANTED(#)(1)   FISCAL YEAR     ($/SH)          DATE         5%         10%
            ----               -------------   ------------   --------      ----------      --         ---
Harold M. Stratton II........     23,095           17.0        43.07      August 29, 2005   --       218,777
John G. Cahill...............     18,660           13.7        43.07      August 29, 2005   --       176,764
Gerald L. Peebles............      5,195            3.8        43.07      August 29, 2005   --        49,212
Michael R. Elliott...........      5,345            3.9        43.07      August 29, 2005   --        50,633
Donald J. Harrod.............      4,930            3.6        43.07      August 29, 2005   --        46,701

-------------------------
(1) The foregoing options are exercisable beginning on the third anniversary of the date of grant and terminate on the fifth anniversary of the date of grant.

(2) The dollar amounts under these columns are the result of theoretical calculations at 5% and 10% rates set by the Commission, and therefore are not intended to forecast possible future appreciation, if any, in the Common Stock.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                         AND FY-END OPTION/SAR VALUES*

                                                                      NUMBER OF                      VALUE OF
                                                                SECURITIES UNDERLYING        UNEXERCISED IN-THE-MONEY
                                                              UNEXERCISED OPTIONS/SARS             OPTIONS/SARS
                           SHARES ACQUIRED       VALUE          AT FISCAL YEAR END(#)          AT FISCAL YEAR END($)
         NAME              ON EXERCISE(#)     REALIZED($)    (EXERCISABLE/UNEXERCISABLE)    (EXERCISABLE/UNEXERCISABLE)
         ----              ---------------    -----------    ---------------------------    ---------------------------
Harold M. Stratton
  II...................            --                --            172,014/48,645                  2,610,741/--
John G. Cahill.........            --                --             68,200/36,273                    793,434/--
Gerald L. Peebles......         4,919           109,699             13,641/11,559                     18,002/--
Michael R. Elliott.....        38,310           724,289             20,899/11,849                    169,011/--
Donald J. Harrod.......            --                --             20,000/ 8,650                    141,800/--

-------------------------
* No SARs are outstanding. Options at fiscal year end exclude leveraged stock options granted on August 21, 2001, based on executive performance for fiscal 2001.

RETIREMENT PLAN AND SUPPLEMENTAL PENSION PLAN

     The Corporation maintains a defined benefit retirement plan (the "Retirement Plan") covering all executive officers and substantially all other employees in the United States. Under the Retirement Plan, nonbargaining unit employees receive an annual pension payable on a monthly basis at retirement equal to 1.6% of the employee's average of the highest 5 years of compensation during the last 10 calendar years of service prior to retirement multiplied by the number of years of credited service, with an offset of 50% of Social Security (prorated if years of credited service are less than 30). Compensation under the Retirement Plan includes the compensation as shown in the Summary Compensation Table under the heading "Salary and Bonus," subject to a maximum compensation amount set by law ($170,000 in 2001).

     Executive officers participate in a program which supplements benefits under the Retirement Plan. Under the Supplemental Executive Retirement Plan (the "Supplemental Pension Plan"), executive officers are provided with additional increments of (a) 0.50% of compensation (as limited under the Retirement Plan) per year of credited service over the benefits payable under the Retirement Plan to nonbargaining unit employees and (b) 2.1% of the compensation exceeding the Retirement Plan dollar compensation limit per year of credited service.

     A Rabbi trust has been created for deposit of the aggregate present value of the benefits described above for executive officers.

     The following table shows total estimated annual benefits payable from the Retirement Plan and the unfunded Supplemental Pension Plan to executive officers upon normal retirement at age 65 at specified compensation and years of service classifications calculated on a single life basis and adjusted for the projected Social Security offset:

                                                                     ANNUAL PENSION PAYABLE FOR LIFE
AVERAGE ANNUAL COMPENSATION                                     AFTER SPECIFIED YEARS OF CREDITED SERVICE
  IN HIGHEST 5 OF LAST 10                                     ---------------------------------------------
 CALENDAR YEARS OF SERVICE                                    10 YEARS    20 YEARS    30 YEARS    40 YEARS
---------------------------                                   --------    --------    --------    --------
        $100,000..........................................    $ 18,300    $ 36,700    $ 55,000    $ 70,000*
         150,000..........................................      28,800      57,700      86,500     105,000*
         200,000..........................................      39,300      78,700     118,000     140,000*
         250,000..........................................      49,800      99,700     149,500     175,000*
         300,000..........................................      60,300     120,700     181,000     210,000*
         350,000..........................................      70,800     141,700     212,500     245,000*
         400,000..........................................      81,300     162,700     244,000     280,000*
         450,000..........................................      91,800     183,700     275,500     315,000*
         500,000..........................................     102,300     204,700     307,000     350,000*

-------------------------
* Figures reduced to reflect the maximum limitation under the plans of 70% of compensation.

     The above table does not reflect limitations imposed by the Internal Revenue Code of 1986, as amended, on pensions paid under federal income tax qualified plans. However, an executive officer covered by the Corporation's unfunded program will receive the full pension to which he would be entitled in the absence of such limitations.

EMPLOYMENT AGREEMENTS

     Each named executive officer of the Corporation has signed an employment agreement which extended through June 30, 1999, with a one-year automatic extension upon each anniversary date, unless either party gives 30 days' notice that the agreement will not be further extended. Under the agreement, the officer agrees to perform the duties currently being performed in addition to other duties that may be assigned from time to time. The Corporation agrees to pay the officer a salary of not less than that of the previous year and to provide fringe benefits that are provided to all other salaried employees of the Corporation in comparable positions.

CHANGE OF CONTROL EMPLOYMENT AGREEMENTS

     Each executive officer of the Corporation has signed a change in control employment agreement which guarantees the employee continued employment following a "change in control" on a basis equivalent to the employee's employment immediately prior to such change in terms of position, duties, compensation and benefits, as well as specified payments upon termination following a change in control. The Corporation currently has such agreements with the five named executive officers. Such agreements become effective only upon a defined change in control of the Corporation, or if the employee's employment is terminated upon, or in anticipation of such a change in control, and automatically supersede any existing employment agreement. Under the agreements, if during the employment term (three years from the change in control) the employee is terminated other than for "cause" or if the employee voluntarily terminates his employment for good reason or during a 30-day window period one year after a change in control, the employee is entitled to specified severance benefits, including a lump sum payment of three times the sum of the employee's annual salary and bonus and a "gross-up" payment which will, in general, effectively reimburse the employee for any amounts paid under federal excise taxes.

                                    AUDITORS

     Arthur Andersen LLP served as independent auditors for the purpose of auditing the financial statements of the Corporation for fiscal 2001. A representative of Arthur Andersen LLP will be present at the Annual Meeting and will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions. The Audit Committee will not choose independent auditors for fiscal 2002 until after the Annual Meeting.

                  ANNUAL REPORT TO THE SECURITIES AND EXCHANGE
                            COMMISSION ON FORM 10-K

     The Corporation is required to file an annual report, called a Form 10-K, with the Commission. A copy of Form 10-K for the fiscal year ended July 1, 2001 will be made available, without charge, to any person entitled to vote at the Annual Meeting. Written request should be directed to Patrick J. Hansen, Office of the Corporate Secretary, STRATTEC SECURITY CORPORATION, 3333 West Good Hope Road, Milwaukee, Wisconsin 53209.

                             SHAREHOLDER PROPOSALS

     Proposals which shareholders intend to present at the 2002 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must be received at the Corporation's principal offices in Milwaukee, Wisconsin no later than May 10, 2002 for inclusion in the proxy material for that meeting. Proposals submitted other than pursuant to Rule 14a-8 will be considered untimely if received after June 9, 2002 and the Corporation will not be required to present any such proposal at the 2002 Annual Meeting of Shareholders. If the Board of Directors decides to present a proposal despite its untimeliness, the people named in the proxies solicited by the Board of Directors for the 2002 Annual Meeting of Shareholders will have the right to exercise discretionary voting power with respect to such proposal.

                                 OTHER MATTERS

     The directors of the Corporation know of no other matters to be brought before the meeting. If any other matters properly come before the meeting, including any adjournment or adjournments thereof, it is intended that proxies received in response to this solicitation will be voted on such matters in the discretion of the person or persons named in the accompanying proxy form.

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          STRATTEC SECURITY CORPORATION

                                          Patrick J. Hansen, Secretary

Milwaukee, Wisconsin
September 7, 2001

                                    ANNEX A

                                    CHARTER
                                AUDIT COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                         STRATTEC SECURITY CORPORATION

A. PURPOSE.

     The Audit Committee is established to assist in monitoring the independence of the Corporation's independent accountant's and thereby promote objectivity in the Corporation's financial reporting. The Audit Committee shall serve as the liaison between the Corporation's independent accountant's and its Board of Directors.

     The function of the Audit Committee is oversight. The management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation's financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountant's are responsible for planning and carrying out a proper audit and reviews, including reviews of the Corporation's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons and organizations within and outside the Corporation from whom it receives information and (b) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations.

B. MEMBERSHIP COMPOSITION.

     The Audit Committee will consist of at least three members consisting solely of "independent" outside directors, each of whom shall not be an officer or employee of the Corporation or its subsidiaries, shall not have any relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and shall otherwise satisfy the applicable membership requirements under the rules of the Nasdaq Stock Market. In fulfilling their responsibilities under this charter, it is recognized that members of the Audit Committee are not and do not represent themselves to be, accountants or auditors by profession, but who are deemed by the Board of Directors in its business judgment to be "financially literate". A "financially literate" director is one who is familiar with finance and accounting or has related financial management experience.

     The members of the Audit Committee shall be elected by the Board of Directors to hold such office until their successors have been duly elected and qualified. Unless a chairperson is elected by the Board, the members of the Committee may designate a chairperson by majority vote of the full Committee membership.

C. RESPONSIBILITIES.

     The independent accountant's for the Corporation are ultimately accountable to the Audit Committee and the Board of Directors. The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountant's.

     The Audit Committee shall have oversight responsibility for the following:

     1. To recommend the particular outside accounting firm to be employed by the Corporation as its independent accountant's, approve their compensation and review and approve their discharge of duties;

     2. To review with the independent accountant's with regard to the annual audit scope and plan of audit;

     3. To review, in consultation with the independent accountant's, their report of audit, or proposed report of audit, and the accompanying management letter, if any;

     4. To consult with the independent accountant's periodically, as the Audit Committee deems appropriate, outside the presence of the Corporation's management, with regard to the adequacy of the Corporation's internal controls; and

     5. To evaluate the independence of the independent accountant's. To ensure that the independent accountant's prepare and deliver annually a Statement as to Independence, as required by Independence Standards Board Standard No. 1, (it being understood that the independent accountant's are responsible for the accuracy and completeness of this Statement), to discuss with the independent accountant's any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Corporation's independent accountant's and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the independent accountant's independence.

     6. To conduct special investigations regarding the Corporation's financial matters if deemed necessary.

     7. To review and update the Audit Committee's charter annually.

     8. To inquire of management and the independent accountant's about significant risks or exposures and assess the steps management has taken to minimize such risks to the Corporation.

     9. Have a predetermined arrangement with the independent accountant's that they will advise the Committee through its Chair and management of the Corporation of any significant or material issues identified through procedures followed for interim quarterly financial statements, and that such notification as required under standards for communication with Audit Committees is to be made prior to the related press release or, if not practicable, prior to filing Form 10-Q. Also receive either a oral or written communication provided by the independent accountant's at the end of each of the first three quarters of the year that they have nothing to report or enumerate as to the required reporting issues to the Audit Committee Chair.

     10. To review with management and the independent accountant's at the completion of the annual examination:

          (a) The Corporation's annual financial statements and related footnotes to be included in the Corporation's Annual Report on Form 10-K, any significant adjustments proposed by the independent accountant's and any significant or material changes in the Corporation's accounting principles or their application.

          (b) The independent accountant's audit of the financial statements and their report thereon.

          (c) Any significant changes required in the independent accountant's audit plan.

          (d) Any serious difficulties or disputes with management encountered during the course of the audit.

          (e) Other matters related to the conduct of the audit which are to be communicated to the Audit Committee under generally accepted auditing standards.

     11. To consider and review with management:

          (a) Any difficulties encountered in the course of audits, including any restrictions on the scope of work or access to required information.

          (b) Any significant changes required in the planned scope of the audit plan.

          (c) The adequacy of the Corporation's internal controls, including computerized information system controls and security.

     12. To review legal and regulatory matters that may have a material financial impact on the financial statements, related Corporation compliance policies and programs and reports received from regulators.

     13. To report Audit Committee actions to the Board of Directors with such recommendations as the Audit Committee may deem appropriate.

     14. The Audit Committee will perform such other functions as assigned by law, the Corporation's Articles of Incorporation or By-Laws, or the Board of Directors.

     15. To instruct the independent accountant's that the independent accountant's are ultimately responsible to the Board of Directors and the Audit Committee.

     16. To prepare any report, including any recommendations of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the proxy statement for the Corporation's annual meeting.

     In performing the foregoing functions, the Audit Committee should review in particular any areas where the Corporation's management and its independent accountant's disagree and the manner in which such disagreements were resolved. The Audit Committee should determine whether the independent accountant's were generally satisfied with the audit and bring to the attention of the Corporation's Board of Directors any problems identified during the course of the audit.

     The Board of Directors shall review annually the scope of responsibilities of the Audit Committee and the effectiveness with which the Audit Committee has carried out its responsibilities during the foregoing year. The Audit Committee shall report to the Board of Directors and shall have such power and authority as is necessary for it to fulfill its responsibilities. The Audit Committee shall perform such functions and retain such authority until otherwise provided by the Board of Directors or unless any such matter is specifically approved by the Board of Directors. The CFO of the Corporation shall be responsible for providing all information requested by the Audit Committee to perform its duties as set forth herein.

D. MEETINGS.

     The Audit Committee will meet at least twice each year or more frequently as circumstances dictate, with management and the independent accountant's.

     The Audit Committee will meet on an annual basis (at a minimum) separately with the independent accountant's to review the adequacy of the Corporations internal controls, accounting policies and procedures and particular concerns of the Committee or the independent accountant's.

E. REPORTS.

     The Audit Committee will record its summaries of recommendations to the Board in written form which will be incorporated as part of the minutes of the Board of Directors at which those recommendations are presented.

F. MINUTES.

     The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

STRATTEC SECURITY CORPORATION
3333 WEST GOOD HOPE ROAD
MILWAUKEE, WI 53209                                                        PROXY
--------------------------------------------------------------------------------

                          STRATTEC SECURITY CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Harold M. Stratton II and John G. Cahill, or either one of them, with full power of substitution and resubstitution, as proxy or proxies of the undersigned to attend the Annual Meeting of Shareholders of STRATTEC SECURITY CORPORATION to be held on October 23, 2001 at 2:00 p.m., local time, at the Manchester East Hotel, 7065 North Port Washington Road, Milwaukee, Wisconsin 53217, and at any adjournment thereof, there to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, ratifies all that said proxies or their substitutes may lawfully do by virtue hereof, and revokes all former proxies.

         Please sign exactly as your name appears hereon, date and return this Proxy. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO GRANT AUTHORITY TO ELECT THE NOMINATED DIRECTOR. IF OTHER MATTERS COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES APPOINTED.

                      See reverse for voting instructions.











                               PLEASE DETACH HERE

--------------------------------------------------------------------------------

 --                                                                                                                              --
|                                                                                                                                  |
|                                                                                                                                  |
                                     STRATTEC SECURITY CORPORATION 2001 ANNUAL MEETING

     1. ELECTION OF DIRECTOR:  (term                                                      [ ] Vote FOR       [ ] Vote WITHHELD
        expiring at the 2004 Annual Meeting)                01 FRANK J. KREJCI                the nominee        from the nominee

     2. In their discretion, the Proxies are authorized to vote such other matters as may properly come before the meeting.
     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO
     DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSAL 1.

     Address change?  Mark box  [ ]                                                       Date
     Indicate changes below:                                                                   -------------------------------------

                                                                                        -------------------------------------------
                                                                                       |                                           |
                                                                                       |                                           |
                                                                                        -------------------------------------------
                                                                                             Signature(s) in Box
                                                                                             If signing as attorney, executor,
                                                                                             administrator, trustee or guardian,
                                                                                             please add your full title as such. If
                                                                                             shares are held by two or more persons,
                                                                                             all holders must sign the Proxy.

|                                                                                                                                  |
|                                                                                                                                  |
 --                                                                                                                              --

                             NOTICE TO SHAREHOLDERS


Due to the significant decline in attendance by shareholders of record at the Company's Annual Meetings over the past several years, STRATTEC SECURITY CORPORATION is revising its format for future meetings. Starting with the 2001 Annual Meeting to be held October 23, 2001, the meetings will henceforth be limited to the business of electing members of the Board of Directors, and other items of business which may be brought before the shareholders from time to time, as described in the relevant Proxy Statement. There will not be any formal presentations by management, and refreshments will no longer be served.

Please be advised that with this revised format, the Annual Meetings will likely be no more than 15 minutes in length. As in the past, shareholder attendance is welcome. However, we want to make you aware of these format changes prior to your decision to attend the 2001 Annual Meeting.


                                                   STRATTEC SECURITY CORPORATION